AMENDED AND RESTATED
                               STOCK PLEDGE AGREEMENT


                    AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, dated as of March 31, 1995, among (i) SANTA FE PACIFIC CORPORATION, a Delaware corporation (the "Borrower"), (ii) HARRIS TRUST AND SAVINGS BANK, as Trustee under the Trust Agreement described below and as secured party hereunder (the "Trustee"), and (iii) MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as administrative agent for the Lenders parties to the Credit Agreement described below and as original secured party (the "Administrative Agent").



                            W  I  T  N  E  S  S  E  T  H:


                    WHEREAS, the Borrower is a party to the Credit Agreement, dated as of January 27, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) the Borrower, (ii) the Lenders named therein, (iii) J.P. Morgan Securities Inc., as Arranger, (iv) Chase Securities, Inc., Chemical Securities Inc., Goldman, Sachs & Co. and Union Bank of Switzerland, as Co-Arrangers, (v) Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank (National Association), Chemical Bank, Pearl Street L.P. and Union Bank of Switzerland, as Arranging Agents, and (vi) Morgan Guaranty Trust Company of New York, as Administrative Agent and as Documentation Agent;

                    WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make, and have made, Loans to the Borrower upon the terms and subject to the conditions set forth therein;

                    WHEREAS, the Borrower is the legal and beneficial owner of the Pledged Stock;

                    WHEREAS, pursuant to the Credit Agreement, and as a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement, the Borrower executed and delivered to the Administrative Agent the Stock Pledge Agreement, dated as of February 21, 1995 (the "Existing Pledge Agreement"), and pursuant to the Existing Pledge Agreement the Borrower pledged and delivered to the Administrative Agent the Pledged Stock;

                    WHEREAS, pursuant to the First Amendment and Waiver, dated as of February 17, 1995, to the Credit Agreement, the Borrower and the Lenders have agreed that the Existing Pledge












          Agreement shall be amended and restated (i) to provide for the Collateral to be held by the Trustee pursuant to the Trust Agreement and (ii) to allow the Collateral to secure, equally and ratably, the Permitted Secured Debt (as hereinafter defined) in addition to the obligations originally secured by the Existing Pledge Agreement (the "Credit Agreement Obligations"); and

                    WHEREAS, the Borrower and the Trustee have entered into the Trust Agreement pursuant to which the Trustee has agreed to hold the Collateral to secure, equally and ratably, the Credit Agreement Obligations and the Permitted Secured Debt;

                    NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree that the Existing Pledge Agreement shall be amended and restated in its entirety as follows:

                    1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                    (b) As used herein, the following terms shall have the following meanings:

                    "AGREEMENT":  this Amended and Restated Stock Pledge
               Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                    "CODE":  the Uniform Commercial Code from time to time
               in effect in the State of New York.

                    "COLLATERAL":  the Pledged Stock and all Proceeds.

                    "HOLDERS":  the holders of the Permitted Secured Debt
               (including, when the context permits, the Public Debt Trustee acting on behalf of such holders).

                    "INDENTURE":  the Restated Indenture, dated as of
               November 1, 1994, between the Borrower and the Public Debt
               Trustee.

                    "ISSUER":  The Atchison, Topeka and Santa Fe Railway
               Company.

                    "LENDERS":  the collective reference to (i) each Lender
               (as defined in the Credit Agreement) (including where the context permits, the Administrative Agent acting on behalf of the Lenders) and (ii) each Lender set forth in clause (i) of this defined term, and each affiliate of any such Lender, that is a party to any Secured Interest Rate Agreement.

                    "OBLIGATIONS":  the collective reference to (i) the
               unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Agents or the Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agents or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or this Agreement or any other Loan Document), (ii) the unpaid obligations and liabilities of the Borrower to Lenders under Secured Interest Rate Agreements (including, without limitation, if applicable, any interest accruing at the then applicable rate provided in such Secured Interest Rate Agreements after the maturity of any amount payable thereunder and, if applicable, interest accruing at the then applicable rate provided in such Secured Interest Rate Agreements after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Secured Interest Rate Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lenders that are required to be paid by the Borrower pursuant to the terms of any Secured Interest Rate Agreement), and (iii) the unpaid principal of, and premium, if any, and interest on,












               Permitted Secured Debt (including, without limitation, interest accruing at the then applicable rate provided in the instruments governing the Permitted Secured Debt after the maturity of the Permitted Secured Debt and interest accruing at the then applicable rate provided in such instruments after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).

                    "PERMITTED SECURED DEBT":  (i) the $100,000,000
               aggregate principal amount of 8-3/8% Notes due November 1, 2001 outstanding under the Indenture on the date hereof,
               (ii) the $100,000,000 aggregate principal amount of 8-5/8% Notes due November 1, 2004 outstanding under the Indenture on the date hereof, and (iii) secured debt issued after March 15, 1995 under the Indenture that is permitted, pursuant to subsection 10.3(a) of the Credit Agreement, to be secured equally and ratably with the Loans and other obligations of the Borrower under the Credit Agreement, provided that within ten days after the issuance thereof the Public Debt Trustee or the Borrower shall have given the Trustee written notice of the terms of such debt.

                    "PLEDGED STOCK":  the shares of capital stock listed on
               Schedule 1 hereto, together with all stock certificates, options, rights or privileges of any nature whatsoever that may be issued or granted by the Issuer to the Borrower while this Agreement is in effect.

                    "PROCEEDS":  all "proceeds" as such term is defined in
               Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, such term shall include, without limitation, all dividends, distributions or other income or profits from the Pledged Stock, collections thereon or distributions with respect thereto.

                    "PUBLIC DEBT TRUSTEE":  The First National Bank of
               Chicago, and its successors, as Trustee under the Restated Indenture, dated as of November 1, 1994, with the Borrower.

                    "REQUIRED SECURED PARTIES":  as such term is defined in
               the Trust Agreement.

                    "SECURED DEBT DEFAULT":  any of (i) an Event of Default
               under the Credit Agreement or (ii) a default in payment of principal of, premium, if any, or interest on, any Permitted












               Secured Debt, after any applicable grace period.

                    "SECURED INTEREST RATE AGREEMENT":  any Interest Rate
               Agreement entered into by the Borrower pursuant to subsection 9.8 of the Credit Agreement to which any Lender is a party, provided that within 90 days after the later of the date of this Agreement and the date of entering into of such Interest Rate Agreement, such Lender shall have given the Trustee written notice of the terms thereof.

                    "SECURITIES ACT":  the Securities Act of 1933, as
               amended.

                    "TRUST AGREEMENT":  the Trust Agreement, dated as of
               March 31, between Harris Trust and Savings Bank, as Trustee, and the Borrower, as amended, supplemented or otherwise modified from time to time.

                    (c) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to this Agreement unless otherwise specified.

                    (d) Terms defined in the Preamble and Recitals hereto are used herein as therein defined.

                    (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                    2. Pledge; Grant of Security Interest. The Borrower hereby acknowledges that on the Closing Date it pledged and delivered to the Administrative Agent, for the ratable benefit of the Lenders, the certificate representing the Pledged Stock together with an executed stock power related thereto and granted to the Administrative Agent, for the ratable benefit of the Lenders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Credit Agreement Obligations. The Administrative Agent hereby transfers and delivers such stock certificate and stock power to the Trustee, and from and after such transfer the Trustee shall hold all Collateral as successor secured party hereunder. The Borrower hereby confirms that it has granted, and hereby grants, to the Trustee, for the equal and ratable benefit of the Lenders and the Holders, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                    3. Representations and Warranties. The Borrower represents and warrants that:

                    (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of the Issuer.

                    (b) All the shares of the Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable.

                    (c) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

                    (d) There is no requirement for any registration, recording or filing in connection with the creation of a valid security interest in the Collateral. The stock certificate evidencing the Pledged Stock having been delivered to the Administrative Agent, as secured party under the Existing Pledge Agreement, the security interest created by this Agreement constitutes, and upon transfer of such stock certificate to the Trustee as contemplated by Section 2 hereof such security interest will continue to constitute, a valid, perfected first priority security interest in the Collateral enforceable in accordance with its terms against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                    (e) The chief executive office of the Borrower is located at its address set forth in subsection 13.2 of the Credit Agreement.

                    4. Covenants. The Borrower covenants and agrees with the Trustee on behalf of the Lenders and the Holders that, from and after the date of this Agreement until this












          Agreement is terminated and the security interests created hereby are released:

                   (a) If the Borrower shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a
          distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in
          connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Trustee, the Lenders and the Holders, hold the same in trust for the Trustee, the Lenders and the Holders, and deliver the same forthwith to the Trustee in the exact form received, duly indorsed by the Borrower to the Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower, to be held by the Trustee, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Trustee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the
          Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Trustee to be held by it hereunder as additional collateral security for the
          Obligations.   If any sums of money or property so paid or
          distributed in respect of the Pledged Stock shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Trustee, hold such money or property in trust for the Trustee, the Lenders and the Holders, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

                    (b) Without the prior written consent of the Trustee, the Borrower will not (i) vote to enable, or take any other action to permit, the Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral,
          (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking (other than the Credit Agreement, the Indenture, the Trust Agreement and this Agreement) restricting the right or ability of the Borrower or the Trustee to sell, assign or transfer any of the Collateral.

                    (c) The Borrower shall maintain the security interest created by this Agreement as a first perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Trustee, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Trustee, duly endorsed in a manner satisfactory to the Trustee, to be held as Collateral pursuant to this Agreement.

                    (d) The Borrower shall pay, and save the Trustee, the Lenders and the Holders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                    5. Cash Dividends; Voting Rights. Unless a Secured Debt Default shall have occurred and be continuing and the Trustee shall have given notice to the Borrower of the Trustee's intent to exercise its corresponding rights pursuant to Section 7 below, the Borrower shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer and consistent with past practice in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

                    6. Rights of the Lenders and the Trustee. (a) The Trustee may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Trustee or its nominee. The Borrower will promptly give to the Trustee and the












          Administrative Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Borrower, and the Trustee will promptly give to the Borrower copies of any notices and communications received by the Trustee with respect to the Pledged Stock registered in the name of the Trustee or its nominee.

                    (b) If a Secured Debt Default shall occur and be continuing and the Trustee shall give notice of its intent to exercise such rights to the Borrower, (a) the Trustee shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as set forth in the Trust Agreement, and (b) all shares of the Pledged Stock not previously registered in the name of the Trustee or its nominee shall be registered in the name of the Trustee or its nominee, and the Trustee or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Borrower or the Trustee of any right, privilege or option pertaining to such shares of the

          Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Trustee may determine), all without liability except to account for property actually received by it, but the Trustee shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                    7. Remedies. If a Secured Debt Default shall have occurred and be continuing, the Trustee may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Trustee, any Holder or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Holder or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Trustee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Holders and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Trustee, to the payment in whole or in part of the Obligations, in such order as the Trust Agreement shall prescribe, and only after such application and after the payment by the Trustee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Trustee account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Trustee, any Holder, any Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Trustee, any Holder or any Lender to collect such deficiency.

                    8. Registration Rights; Private Sales. (a) If the Trustee shall exercise its right to sell any or all of the Pledged Stock pursuant to Section 7 hereof, and if it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will cause the Issuer to (i) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which may be necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.
          The Borrower agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which are necessary or advisable and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                    (b) The Borrower recognizes that the Trustee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Trustee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

                    (c) The Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable legal requirements. The Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Lenders and the Holders that the Lenders and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Secured Debt Default has occurred and is continuing.

                    9. Irrevocable Authorization and Instruction to Issuer. The Borrower hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Trustee in writing that (a) states that a Secured Debt Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that the Issuer shall be fully protected in so complying.

                    10. Trustee's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Trustee and any officer or agent of the Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Trustee's own name, from time to time in the Trustee's discretion, but at the expense of the Borrower, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer. Without limiting the generality of the foregoing, at any time and from time to time while a Secured Debt Default has occurred and is continuing, the Trustee may, in the name of the Borrower or in its own name, exercise all or any of the following powers with respect to all or any of the Collateral:

                    (i) demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

                    (ii) settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                    (iii) sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Trustee were the absolute owner thereof; and

                    (iv) extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

          provided that the Trustee shall give the Borrower not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral. The Trustee and the Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Code.

                    (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                    11. Duty of Trustee. The Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in substantially the same manner as the Trustee deals with similar securities and property for its own account. Neither the Trustee, any Lender, any Holder, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                    12.  Execution of Financing Statements.  Pursuant to
          Section 9-402 of the Code, the Borrower authorizes the Trustee to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as may be reasonably necessary or appropriate to perfect the security interests of the Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                    13. Authority of Trustee. The Borrower acknowledges that the rights and responsibilities of the Trustee under this Agreement with respect to any action taken by the Trustee or the exercise or non-exercise by the Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Trustee and the Lenders and the Holders, be governed by the Trust Agreement, but, as between the Trustee and the Borrower, the Trustee shall be conclusively presumed to be acting as Trustee for the Lenders and the Holders with full and valid authority so to act or refrain from acting, and neither the












          Borrower nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority. The Trustee shall exercise all powers, rights and remedies under this Agreement, including, without limitation, under subsection 6(b) and Section 7 hereof, in accordance with the Trust Agreement.

                    14. Further Assurances. (a) The Borrower agrees that it will, at its expense and in such manner and form as the Trustee may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable in order to create, preserve, perfect or validate any security interest in the Collateral granted hereunder or to enable the Trustee to exercise and enforce its rights hereunder with respect to any of the Collateral.

                    (b) The Borrower agrees that it will not change (i) its name, identity or corporate structure in any manner (other than pursuant to the Merger or the Alternative Merger) or (ii) the location of its chief executive office unless it shall have given the Trustee and the Administrative Agent not less than 30 days' prior notice thereof.

                    15. Termination of Security Interests; Release of Collateral. Upon repayment in full of all Obligations and the termination of the Commitments under the Credit Agreement, the security interests in the Collateral granted hereunder shall terminate and all rights to the Collateral shall revert to the Borrower, and upon such termination the Trustee shall, at the instruction of the Administrative Agent (which instruction the Administrative Agent shall promptly give), return the Pledged Stock to the Borrower. At any time and from time to time prior to such termination of the security interests in the Collateral granted hereunder, the Trustee (i) shall release any of the Collateral as directed by the Administrative

          Agent (acting with the prior written consent of the Lenders parties to the Credit Agreement in accordance with the provisions of the Credit Agreement) and (ii) shall release the security interests in all the Collateral granted hereunder upon the instruction of Administrative Agent (which instruction the Administrative Agent shall give in accordance with the provisions of subsection 13.9 of the Credit Agreement). Upon any such termination of the security interest in the Collateral granted hereunder or release of Collateral, the Trustee will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the security interests in the Collateral granted hereunder or the release of such Collateral, as the case may be.













                    16. Expenses and Indemnification. (a) The Borrower agrees that it will forthwith upon demand pay to the Trustee or the Administrative Agent, as the case may be:

                    (i) the amount of any taxes which the Administrative Agent or the Trustee may have been required to pay by reason of the security interests in the Collateral granted hereunder or to free any of the Collateral from any Lien thereon; and

                    (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, which the Administrative Agent or the Trustee may incur in connection with (w) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any security interest in the Collateral granted hereunder, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Trustee or the Administrative Agent of any of the rights conferred upon it hereunder or (z) any Secured Debt Default.

          Any such amount not paid on demand shall bear interest at the rate applicable to Tranche A
          Revolving Credit Loans that are Base Rate Loans plus 2%.

                    (b) The indemnification provisions of subsection 13.7 of the Credit Agreement are incorporated by reference herein as if set forth in full herein.

                    (c) The provisions of this Section 16 shall survive any termination of the Credit Agreement and the Trust Agreement.

                    17. Notices. All notices, requests and demands to or upon the Administrative Agent, the Trustee or the Borrower to be effective shall be in writing (or by facsimile transmission or similar electronic transfer) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, three Domestic Business Days after the date deposited in the mails by certified mail, return receipt requested, or (c) if by facsimile transmission or similar electronic transfer, when received, addressed to the Administrative Agent or the Borrower at its address or transmission number for notices provided in subsection 13.2 of the Credit Agreement or to the Trustee at its address set forth on the signature pages of the Trust Agreement or any other address which such party shall have specified as its address for purposes of communications thereunder. The Administrative

          Agent, the Trustee and the Borrower may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

                    18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    19. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower, the Trustee and the Administrative Agent, provided that any provision of this Agreement may be waived by the Trustee in a letter or agreement executed by the Trustee or by facsimile transmission from the Trustee.

                    (b) None of the Trustee, any Holder or any Lender shall by any act (except by a written instrument pursuant to paragraph 19(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Secured Debt Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Trustee, any Holder, any Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Trustee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such Lender would otherwise have on any future occasion.

                    (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                    20. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                    21. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Trustee, the Administrative Agent, the Lenders and the Holders and their successors and assigns.

                    22. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower, the Administrative Agent and the Trustee.

                    23. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                    24. Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                    (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                    (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                    (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address referred to in Section 17 or at such other address of which the Trustee shall have been notified pursuant thereto; and

                    (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                    25. WAIVERS OF JURY TRIAL. THE BORROWER, THE ADMINISTRATIVE AGENT AND THE TRUSTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY
          COUNTERCLAIM THEREIN.

                    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date first above written.

                                        SANTA FE PACIFIC CORPORATION


                                        By: /s/ Patrick J. Ottensmeyer
                                           ---------------------------
                                                Patrick J. Ottensmeyer
                                        Title:  Vice President-Finance

                                        HARRIS TRUST AND SAVINGS BANK,
                                         as Trustee


                                        By: /s/ K. R. Richardson
                                           ---------------------------
                                                K. R. Richardson
                                        Title:  Trust Officer


                                        MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, as Administrative
          Agent


                                        By: /s/ Charles H. King
                                           ----------------------------
                                                Charles H. King
                                        Title:  Vice President

                             ACKNOWLEDGEMENT AND CONSENT


                    The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Stock Pledge Agreement, dated as of March 31, 1995, among Santa Fe Pacific Corporation, as pledgor, Morgan Guaranty Trust Company of New York, as Administrative Agent and Harris Trust and Savings Bank, as Trustee (the "Pledge Agreement"). The undersigned agrees for the benefit of the Trustee, the Administrative Agent, the Holders and the Lenders as follows:

                    1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                    2. The undersigned will notify the Trustee and the Administrative Agent promptly in writing of the occurrence of any of the events described in paragraph 4(a) of the Pledge
          Agreement.

                    3. The terms of paragraph 8(c) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of
          Section 8 of the Pledge Agreement.

                                        THE ATCHISON, TOPEKA AND SANTA FE
                                        RAILWAY COMPANY


                                        By: /s/ Patrick J. Ottensmeyer
                                           ------------------------------
                                                Patrick J. Ottensmeyer
                                        Title:  Vice President-Finance

                                        Address for Notices:

                                        1700 East Golf Road
                                        Schaumburg, Illinois  60173
                                        Attention:  Vice President-Finance
                                        Fax:  (708) 995-6646

                                                              SCHEDULE 1
                                               TO STOCK PLEDGE AGREEMENT


                            DESCRIPTION OF PLEDGED STOCK


                Issuer        Class of Stock  Stock Certificate   No. of
                                                    No.           Shares
          ------------------  --------------  -----------------  ----------
          The Atchison,          Common            Five             100
          Topeka and
          Santa Fe Railway
          Company